                                   TRAVELERS

                            CORPORATE OWNED VARIABLE
                         UNIVERSAL LIFE INSURANCE 2000

                                   PROSPECTUS

This Prospectus describes Travelers corporate owned variable universal (flexible premium) life insurance Policies (the "Policy") offered by The Travelers Insurance Company (the "Company"). The policy is designed generally for use by corporations and employers. The Policy Owner ("you") chooses the amount of life insurance coverage desired with a minimum Stated Amount of $50,000 and a minimum Target Premium of $100,000. You direct the net premium payment to one or more of the variable funding options (the "Investment Options") and/or the Fixed Account.

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

The Policy has no guaranteed minimum Contract Value. The Contract Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this Policy. The Contract Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Grace Period provision).

We offer three death benefits under the Policy -- the "Level Option," the "Variable Option," and the "Annual Increase Option." Under any option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy; however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2000.

                               TABLE OF CONTENTS


Glossary of Special Terms.............    3
Prospectus Summary....................    5
General Description...................   10
  Group or Individual Policy..........   10
  The Application.....................   10
How the Policy Works..................   10
  Applying Premium Payments...........   11
The Investment Options................   11
The Fixed Account.....................   17
Policy Benefits and Rights............   17
  Transfers of Contract Value.........   17
     Investment Options...............   17
     Fixed Account....................   18
  Automated Transfers.................   18
     Dollar Cost Averaging............   18
     Portfolio Rebalancing............   18
  Lapse and Reinstatement.............   18
  Insured Term Rider..................   19
  Exchange Rights.....................   19
  Right to Cancel.....................   19
Access to Contract Values.............   19
  Policy Loans........................   19
     Consequences.....................   20
  Policy Surrenders...................   20
     Full Surrenders..................   20
     Partial Withdrawals..............   21
Death Benefit.........................   21
  Option 1............................   22
  Option 2............................   22
  Option 3............................   22
  Payment of Proceeds.................   23
  Payment Options.....................   23
Maturity Benefits.....................   23
Charges and Deductions................   24
General...............................   24
  Charges Against Premium.............   24
     Front-End Sales Expense
       Charges........................   24
  Monthly Deduction Amount............   24
     Cost of Insurance Charge.........   25
     Monthly Policy Charge............   25
     Monthly Per $1,000 Charge........   25
  Charges Against the Separate
     Account..........................   25
     Mortality and Expense Risk
       Charge.........................   25
  Underlying Fund Expenses............   25
  Transfer Charge.....................   25
  Reduction or Elimination of
     Charges..........................   25
The Separate Account and Valuation....   26
  The Travelers Fund UL III for
     Variable Life Insurance (Fund UL
     III).............................   26
     How the Contract Value Varies....   26
     Accumulation Unit Value..........   26
     Net Investment Factor............   27
Changes to the Policy.................   27
  General.............................   27
  Changes in Stated Amount............   27
  Changes in Death Benefit Option.....   28
Additional Policy Provisions..........   28
  Assignment..........................   28
  Limit on Right to Contest and
     Suicide Exclusion................   28
  Misstatement as to Sex and Age......   28
  Voting Rights.......................   28
Other Matters.........................   29
  Statements to Policy Owners.........   29
  Suspension of Valuation.............   29
  Dividends...........................   29
  Mixed and Shared Funding............   29
  Distribution........................   30
  Legal Proceedings and Opinion.......   30
  Experts.............................   30
Federal Tax Considerations............   30
  General.............................   30
  Tax Status of the Policy............   31
     Definition of Life Insurance.....   31
     Diversification..................   31
     Investor Control.................   31
  Tax Treatment of Policy Benefits....   32
     In General.......................   32
     Modified Endowment Contracts.....   32
     Exchanges........................   33
     Aggregation of Modified Endowment
       Contracts......................   33
     Policies Which Are Not Modified
       Endowment Contracts............   34
     Treatment of Loan Interest.......   34
     The Company's Income Taxes.......   34
The Company...........................   34
  IMSA................................   35
  Management..........................   35
     Directors of The Travelers
       Insurance Company..............   35
     Senior Officers of The Travelers
       Insurance Company..............   35
Example of Policy Charges.............   36
Illustrations.........................   36
Appendix A (Performance
  Information)........................  A-1
Appendix B (Target Premiums)..........  B-1
Appendix C (Cash Value Accumulation
  Test Factors).......................  C-1
Financial Statements -- Fund UL III...
Financial Statements -- The Travelers
  Insurance Company...................

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will be equal to the Stated Amount of the policy plus premium payments minus any partial surrenders.

ANDESA, TPA, INC. -- The third party administrator for this product, located at 1605 North Cedar Crest Blvd., Suite 502, Allentown, PA 18104-2351.

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Contract Value less any outstanding Policy loans.

CONTRACT VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Fixed Account and the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

GENERAL ACCOUNT -- made up of all our assets other than those held in the Separate Account.

INSURED -- the person on whose life the Policy is issued and who is named on Schedule A of the Application.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums or Contract Value. Each investment option invests directly in a corresponding Underlying Fund.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any rider(s).

NET AMOUNT AT RISK -- the Amount Insured for the month divided by 1.0032734 minus the Contract Value.

NET PREMIUM -- the amount of each premium payment, minus the deduction of any front-end sales expense charges.

OUTSTANDING POLICY LOAN -- Amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective. This date will not be on the 29th, 30th, or 31st of any month.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured(s).

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment experience of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL III for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

SURRENDER VALUE -- Cash Surrender Value plus any additional amount paid upon a full cash surrender.

TARGET PREMIUM -- the level annual premium above which the sales expense charges are reduced. Refer to Appendix B.

UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in a Fund.

UNDERWRITING PERIOD - the time period from when we receive a completed Application (see page 10) until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE?

This Flexible Premium Variable Life Insurance Policy is designed for corporations and employees to provide insurance protection on the life of Insured employees and to build Contract Value. In addition, under certain circumstances, individuals may purchase a Policy. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Contract Value to various Investment Options and a Fixed Account. These Investment Options include equity, bond, money market and other types of portfolios. Your Contract Value will change daily, depending on investment return. No minimum amount is guaranteed as in a traditional life insurance policy.

SUMMARY OF FEATURES

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. The investment options invest directly in the Funds. These professionally managed stock, bond and money market funds cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options (subject to state availability) are available currently:

EMERGING MARKETS                                   BALANCED
Warburg Pincus Emerging Markets Portfolio          Fidelity VIP II Asset Manager Portfolio -
                                                   Initial Class
INTERNATIONAL                                      Janus Aspen Series Balanced Portfolio -
Janus Aspen Series Worldwide Growth Portfolio -    Service Shares
  Service Shares                                   MFS Total Return Portfolio
Lazard International Stock Portfolio               Salomon Brothers Variable Total Return Fund
Smith Barney International Equity Portfolio
                                                   INDEX
SMALL CAP                                          Deutsche VIT EAFE Equity Index Fund
Delaware Small Cap Value Series                    Deutsche VIT Small Cap Index Fund
Dreyfus Small Cap Portfolio                        Smith Barney Equity Index Portfolio
Franklin Small Cap Fund - Class 2
Travelers Disciplined Small Cap Stock Portfolio    BOND
                                                   American Odyssey Intermediate-Term Bond Fund
MID CAP                                            Salomon Brothers Variable Strategic Bond Fund
Aim Capital Appreciation Portfolio                 Smith Barney Diversified Strategic Income
MFS Emerging Growth Portfolio                      Portfolio
MFS Mid Cap Growth Portfolio                       Travelers Convertible Bond Portfolio
Salomon Brothers Variable Capital Fund             Travelers High Yield Bond Trust
Strong Schafer Value Fund II                       Travelers U.S. Government Securities Portfolio
Travelers Disciplined Mid Cap Stock Portfolio
Van Kampen Enterprise Portfolio                    MONEY MARKET
                                                   Travelers Money Market Portfolio
LARGE CAP
Alliance Growth Portfolio                          REAL ESTATE
Capital Appreciation Fund (Janus)                  Delaware Investments REIT Series
Dreyfus Appreciation Portfolio
Equity Income Portfolio (Fidelity)                 NON-STYLE SPECIFIC
Fidelity VIP II Contrafund(R) Portfolio -          Janus Aspen Series Global Technology Portfolio -
  Service Class 2                                  Service Shares
Large Cap Portfolio (Fidelity)
MFS Research Portfolio
Salomon Brothers Variable Investors Fund
Smith Barney Large Cap Growth Portfolio
Social Awareness Stock Portfolio (Smith Barney)
Strategic Stock Portfolio

Additional Investment Options may be added from time to time. For more information, see "The Investment Options." Refer to each Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

FIXED ACCOUNT: The Fixed Account is funded by the assets of the General Account. The Contract Value allocated to the Fixed Account is credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than 3%.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly. You may also make unscheduled premium payments in any amount, subject to the limitations described in this prospectus.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options and/or the Fixed Account. You may not allocate less than 5% of each Net Premium to any Investment Option and/or Fixed Account and allocations must be in whole percentages. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

During the Underwriting Period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchase the Contract in a state which permits us to refund Contract Value. Then you may invest your Net Premium in any Investment Option during the right to cancel period. After that, the Contract Value will be distributed to each Investment Option in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium or Contract, as required by state law, by mailing us the Policy and a written request for cancellation within a specified period.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the Amount Insured will equal the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the Amount Insured will equal the greater of the Stated Amount of the Policy plus the Contract Value or the Minimum Amount Insured.

     - ANNUAL INCREASE OPTION (OPTION 3): the Amount Insured will equal the Stated Amount of the Policy plus Premiums, minus withdrawals, accumulated at a specified interest rate not to exceed 10% on an annual basis.

POLICY VALUES: As with other types of insurance policies, this Policy can accumulate a Contract Value. The Contract Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Contract Value. There is no minimum guaranteed Contract Value allocated to the Investment Options. As discussed below, any premium payments allocated to the Fixed Account is credited with a minimum guarantee of 3% in any given year.

     - ACCESS TO POLICY VALUES: You may borrow up to 100% of your Policy's Cash Surrender Value. (See "Policy Loans" for loan impact on coverage and policy values.)

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Contract Value among the Investment Options. There are restrictions on the transfer of your Contract Value to and from the Fixed Account. You may do this by writing to the Company.

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, you will have 61 days to pay a premium to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can elect to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.

CHARGES AND DEDUCTIONS: Your Policy is subject to charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

     POLICY CHARGES:

     - SALES EXPENSES CHARGES -- We deduct a sales charge from each premium payment received which is guaranteed never to exceed 12% of such Target Premium in all years and 8% on amounts in excess of the Target Premium in all years. On a current basis, the Sales Expense Charge is 10% of the premiums received up to the Target Premium for Policy Years 1 and 2, 8% for Policy Years 3 through 7, and 3.5% thereafter. On a current basis the Sales Expense Charge on premium received in excess of the Target Premium is 6% for Policy Years 1 and 2, 4% for Policy Years 3 through 7, and 3.5% thereafter. For these purposes an increase in Stated Amount is treated as a newly issued contract. Currently, 2.25% of the Sales Expense Charge is designed to compensate us for state premium taxes owed by the Company associated with the receipt of premium, which cost is borne by the Policy Owner. These taxes vary from state to state, and 2.25% is an average. In some states, there may be no premium taxes associated with premium. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for federal taxes associated with the receipt of premium, which cost is borne by the Policy Owner.

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, a current Policy Fee of $5.00 (guaranteed not to exceed $10), a sales expense charge of $.10 a month per $1,000 of Stated Amount and charges for optional rider(s).

     - SURRENDER CHARGE -- There is no surrender charge.

     ASSET-BASED CHARGES:  (Not Assessed on Contract Values in the Fixed
Account)

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which currently equals an annual rate of .20% for Policy Years 1 through 25, and .05% thereafter. It is guaranteed not to exceed .75% in all years.

     - UNDERLYING FUND FEES -- the Separate Account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These Fund Fees are summarized below:


                                                                                          TOTAL
                                            MANAGEMENT FEE           OTHER EXPENSES      EXPENSES
                                            (AFTER EXPENSE           (AFTER EXPENSE   (AFTER EXPENSE
                                            REIMBURSEMENT,   12B-1   REIMBURSEMENT,   REIMBURSEMENT,
FUND NAME                                   IF APPLICABLE)   FEES    IF APPLICABLE)   IF APPLICABLE)
---------                                   --------------   -----   --------------   --------------
Capital Appreciation Fund.................       0.75%                    0.08%            0.83%
Travelers High Yield Bond Trust...........       0.50%                    0.31%            0.81%
Money Market Portfolio(1).................       0.32%                    0.08%            0.40%
AMERICAN ODYSSEY FUNDS, INC.
Intermediate-Term Bond Fund...............       0.49%                    0.10%            0.59%
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
EAFE Equity Index Fund(2).................       0.26%                    0.39%            0.65%
Small Cap Index Fund(2)...................       0.13%                    0.32%            0.45%

                                                                                          TOTAL
                                            MANAGEMENT FEE           OTHER EXPENSES      EXPENSES
                                            (AFTER EXPENSE           (AFTER EXPENSE   (AFTER EXPENSE
                                            REIMBURSEMENT,   12B-1   REIMBURSEMENT,   REIMBURSEMENT,
FUND NAME                                   IF APPLICABLE)   FEES    IF APPLICABLE)   IF APPLICABLE)
---------                                   --------------   -----   --------------   --------------
DELAWARE GROUP PREMIUM FUND, INC.
REIT Series (3)...........................       0.64%                    0.21%            0.85%
Small Cap Value Series....................       0.75%                    0.10%            0.85%
DREYFUS VARIABLE INVESTMENT FUND
Appreciation Portfolio(4).................       0.75%                    0.03%            0.78%
Small Cap Portfolio.......................       0.75%                    0.03%            0.78%
FIDELITY'S VARIABLE INSURANCE PRODUCTS
  FUND II
Asset Manager Portfolio - Initial
  Class(5)................................       0.53%                    0.10%            0.63%
Contrafund Portfolio - Service Class
  2(6)....................................       0.58%       0.25%        0.12%            0.95%
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST
Franklin Small Cap Fund - Class 2(12).....       0.55%       0.25%        0.27%            1.07%
GREENWICH STREET SERIES
Diversified Strategic Income
  Portfolio(9)............................       0.65%                    0.13%            0.78%
Equity Index Portfolio - Class I
  Shares(8)...............................       0.21%                    0.07%            0.28%
JANUS ASPEN SERIES
Balanced Portfolio - Service Shares(7)....       0.65%       0.25%        0.02%            0.92%
Global Technology Portfolio - Service
  Shares(7)...............................       0.65%       0.25%        0.13%            1.03%
Worldwide Growth Portfolio - Service
  Shares(7)...............................       0.65%       0.25%        0.05%            0.95%
SALOMON BROTHERS VARIABLE SERIES FUND,
  INC.
Capital Fund(10)..........................       0.00%                    1.00%            1.00%
Investors Fund(10)........................       0.53%                    0.45%            0.98%
Strategic Bond Fund(10)...................       0.27%                    0.73%            1.00%
Total Return Fund(10).....................       0.15%                    0.85%            1.00%
STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Schafer Value Fund II(11)..........       1.00%                    0.20%            1.20%
TRAVELERS SERIES FUND, INC.
AIM Capital Appreciation Portfolio(13)....       0.80%                    0.04%            0.84%
Alliance Growth Portfolio(13).............       0.80%                    0.02%            0.82%
MFS Total Return Portfolio(13)............       0.80%                    0.04%            0.84%
Smith Barney International Equity
  Portfolio(13)...........................       0.90%                    0.10%            1.00%
Smith Barney Large Capitalization Growth
  Portfolio(13)...........................       0.75%                    0.11%            0.86%
Van Kampen Enterprise Portfolio(13).......       0.70%                    0.03%            0.73%
THE TRAVELERS SERIES TRUST
Convertible Bond Portfolio(14)............       0.60%                    0.20%            0.80%
Disciplined Mid Cap Stock Portfolio(15)...       0.70%                    0.25%            0.95%
Disciplined Small Cap Stock
  Portfolio(14)...........................       0.80%                    0.20%            1.00%
Equity Income Portfolio...................       0.75%                    0.13%            0.88%
Large Cap Portfolio.......................       0.75%                    0.12%            0.87%
Lazard International Stock Portfolio......       0.83%                    0.23%            1.06%
MFS Emerging Growth Portfolio.............       0.75%                    0.12%            0.87%
MFS Mid Cap Growth Portfolio(14)..........       0.80%                    0.20%            1.00%
MFS Research Portfolio....................       0.80%                    0.19%            0.99%
Social Awareness Stock Portfolio..........       0.64%                    0.16%            0.80%
Strategic Stock Portfolio(14).............       0.60%                    0.30%            0.90%
U.S. Government Securities Portfolio......       0.32%                    0.16%            0.48%
WARBURG PINCUS TRUST
Emerging Markets Portfolio(16)............       0.00%                    1.40%            1.40%


---------------
 (1) Other Expenses have been restated to reflect the current expense reimbursement arrangement with Travelers Insurance Company. Travelers has agreed to reimburse the Portfolio for the amount by which its aggregate expenses

     (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 0.50% for the MONEY MARKET PORTFOLIO.


 (2) These fees reflect a voluntary expense reimbursement arrangement whereby the Adviser has agreed to reimburse the funds. Without such arrangement, the Management Fee, Other Expenses and Total Expenses for the Deutsche VIT EAFE EQUITY INDEX FUND and SMALL CAP INDEX FUND would have been 0.45%, 0.69%, and 1.14% and 0.35%, 0.83% and 1.18%, respectively. Effective April 2000, the Trust's name was changed from BT Insurance Funds Trust to Deutsche Asset Management VIT Funds.


 (3) The investment adviser for the REIT SERIES is Delaware Management Company ("DMC"). Effective May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, Total Annual Operating Expenses for the fund would have been 0.96%.

 (4) Formerly known as Dreyfus Capital Appreciation Portfolio.


 (5) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds, or FMR on behalf of certain funds, custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. With these reductions, the total operating expenses is 0.62% for ASSET MANAGER PORTFOLIO.



 (6) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. With these reductions, the Total Annual Operating Expenses is .90% for CONTRAFUND PORTFOLIO - SERVICE CLASS 2. Service Class 2 expenses are based on estimated expenses for the first year.


 (7) Expenses are based on the estimated expenses that the new Service Shares Class of each Portfolio expects to incur in its initial fiscal year. All expenses are shown without the effect of offset arrangements.

 (8) The Portfolio Management Fee for EQUITY INDEX PORTFOLIO includes 0.06% for fund administration.


 (9) The Portfolio Management Fee for the DIVERSIFIED STRATEGIC INCOME PORTFOLIO includes 0.20% for fund administration.



(10) The Adviser has waived all or a portion of its Management Fees for the year ended December 31, 1999. If such fees were not waived or expenses reimbursed, the actual annualized Total Annual Operating Expenses for the INVESTORS FUND, the CAPITAL FUND, the STRATEGIC BOND FUND, and the TOTAL 'RETURN FUND would have been 1.15%, 1.99%, 1.48%, and 1.65%, respectively.


(11) The Adviser for STRONG SCHAFER VALUE FUND II has voluntarily agreed to cap the Total Annual Operating Expenses at 1.20%. The adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion without further notification. Absent the waiver of fees, the Total Annual Operating Expenses would be 1.57%.

(12) Franklin Small Cap Fund -- Class 2 (previously offered as Franklin Small Cap Investments Fund). On 2/8/00, a merger and reorganization was approved that merged the assets of Franklin Small Cap Investments Fund into Franklin Small Cap Fund, effective 5/1/00. The above table shows restated total expenses based upon the new fees and assets of Franklin Small Cap Fund as of 12/31/99, and not the assets of the combined fund on 5/1/00. However if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.55%, Distribution and Service Fee 0.25%, Other expenses 0.27% and Total Annual Operating Expenses 1.07%. The Fund's Class 2 distribution plan or "Rule 12b-1 Plan" is described in the Fund's prospectus.

(13) Expenses are as of October 31, 1999 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1999.

(14) Travelers Insurance Company has agreed to reimburse the CONVERTIBLE BOND PORTFOLIO, the STRATEGIC STOCK PORTFOLIO, the DISCIPLINED SMALL CAP STOCK PORTFOLIO, and the MFS MID CAP GROWTH PORTFOLIO for expenses for the period ended December 31, 1999 which exceeded 0.80%, 0.90%, 1.00% and 1.00% respectively. Without such voluntary arrangements, the actual annualized Total Annual Operating Expenses would have been 1.23%, 0.99%, 1.49%, and 1.07% respectively.

(15) Other Expenses reflect the current expense reimbursement arrangement with Travelers Insurance Company. Travelers has agreed to reimburse the Portfolio for the amount by which its aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangements, the Total Annual Operating Expenses for the Portfolio would have been 0.99% for the DISCIPLINED MID CAP STOCK PORTFOLIO.

(16) Fee waivers, expense reimbursements, or expense credits reduced expenses for the WARBURG PINCUS EMERGING MARKETS PORTFOLIO during 1999, but this may be discontinued at any time. Without such arrangements, the Portfolio's Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 1.88% and 3.13%, respectively. The Portfolio's other expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 1999, net of any fee waivers or expense reimbursements.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes a flexible premium variable life insurance policy offered by The Travelers Insurance Company to corporations and employers and individuals under certain circumstances. It provides life insurance protection on the life (of an Insured), and pays policy proceeds when the Insured dies while the policy is in effect. The policy offers:

     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of investment options

     - A choice of three death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

     - Additional benefits through the use of an optional rider

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Contract Values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

GROUP OR INDIVIDUAL POLICY. The policy may be issued either as an individual or group policy. Under an individual or group policy, the Insured generally will be an employee. The Certificate, and Group Policy, and Individual Policies are hereafter collectively referred to as the "Policy."

THE APPLICATION. In order to become a policy owner, you must submit an application with information about the proposed insured. The insured must sign a life insurance consent form and provide evidence of insurability, as required. On the application, you will also indicate:

     - the amount of insurance desired (the "stated amount"); minimum of $50,000

     - your choice of the three death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of investment options.

Our underwriting staff will review the completed application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available investment options and the Fixed Account. The Policy's Contract Value will increase or decrease depending on the performance of the investment options you select. In the case of Death Benefit Option 2, the Death Benefit will also vary based on the Investment Options' performance.

If your Policy is in effect when the Insured dies, we will pay your beneficiary the Death Benefit plus any additional rider Death Benefit. Your Policy will stay in effect as long as the Policy's Cash Surrender Value can pay the Policy's monthly charges.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Issue Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate net premiums to the Money Market Portfolio unless state law permits us to refund Contract Value under the Right to Cancel provision. Then, you may invest your Net Premium in any Investment Option. At the end of the Right to Cancel Period, we direct the net premiums to the Investment Option(s) and/or the Fixed Account selected on the application, unless you give us other directions.

Any premium allocation must be at least 5% and must be in whole percentages. You may make additional payments at any time while your Policy is in force. We reserve the right to require evidence of insurability before accepting additional premium payments which result in an increased Net Amount at Risk. We will return any additional premium payments which would exceed the limits prescribed by federal income tax laws or regulations which would prevent the Policy from qualifying as life insurance.

The investment options are segments of the separate account. They correspond to underlying funds with the same names. The available investment options are listed below.

We credit your policy with accumulation units of the investment option(s) you have selected. We calculate the number of accumulation units by dividing your net premium payment by each investment option's accumulation unit value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------


The Investment Options currently available under Fund UL III are listed below. There is no assurance that an Investment Option will achieve its stated objectives. We may, add, withdraw or substitute Investment Options from time to time. Any changes will comply with applicable state and federal laws. We would notify you before making such a change. For more detailed information on the investment advisers and their services and fees, please refer to the Investment Options prospectuses which are included with and must accompany this prospectus. The Company has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing.


    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Company LLC
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
High Yield Bond Trust      Seeks generous income. The assets of    TAMIC
                           the High Yield Bond Trust will be
                           invested in bonds which, as a class,
                           sell at discounts from par value and
                           are typically high risk securities.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Money Market Portfolio     Seeks high current income from short-   TAMIC
                           term money market instruments while
                           preserving capital and maintaining a
                           high degree of liquidity.
AMERICAN ODYSSEY FUNDS, INC.
Intermediate-Term Bond     Seeks maximum long-term total return    American Odyssey Funds
Fund                       by investing primarily in               Management, Inc.
                           intermediate-term corporate debt        Subadviser: TAMIC
                           securities, U.S. government
                           securities, mortgage-related
                           securities and asset-backed
                           securities, as well as money market
                           instruments.
DELAWARE GROUP PREMIUM FUND
REIT Series                Seeks to achieve maximum long-term      Delaware Management Company,
                           total return. Capital appreciation is   Inc.
                           a secondary objective. The Series       Subadviser: Lincoln
                           seeks to achieve its objectives by      Investment Management, Inc.
                           investing in securities of companies
                           primarily engaged in the real estate
                           industry. Under normal circumstances,
                           at least 65% of the Series total
                           assets will be invested in equity
                           securities of real estate investment
                           trusts ("REITs"). The Series operates
                           as a nondiversified fund as defined by
                           the Investment Company Act of 1940.
Small Cap Value Series     Seeks capital appreciation by           Delaware Management Company,
                           investing in small to mid-cap common    Inc.
                           stocks whose market value appears low
                           relative to their underlying value or
                           future earnings and growth potential.
                           Emphasis will also be placed on
                           securities of companies that may be
                           temporarily out of favor or whose
                           value is not yet recognized by the
                           market.
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
EAFE Equity Index Fund     Seeks to replicate, before deduction    Bankers Trust Global
                           of expenses, the total return           Investment Management
                           performance of the EAFE index.
Small Cap Index Fund       Seeks to replicate, before deduction    Bankers Trust Global
                           of expenses, the total return           Investment Management
                           performance of the Russell 2000 index.
DREYFUS VARIABLE
  INVESTMENT FUND
Appreciation Portfolio     Seeks primarily to provide long-term    The Dreyfus Corporation
                           capital growth consistent with the      Subadviser: Fayez Sarofim &
                           preservation of capital; current        Co.
                           income is a secondary investment
                           objective. The portfolio invests
                           primarily in the common stocks of
                           domestic and foreign issuers.
Small Cap Portfolio        Seeks to maximize capital               The Dreyfus Corporation
                           appreciation.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
FRANKLIN TEMPLETON
  VARIABLE INSURANCE
  PRODUCTS TRUST
Franklin Small Cap Fund -  Seeks long-term capital growth; the     Franklin Advisers, Inc.
Class 2                    Fund seeks to accomplish its objective  Subadviser: Templeton
                           by investing primarily (normally at     Investment Counsel, Inc.
                           least 65% of its assets) in equity
                           securities of smaller capitalization
                           growth companies.
GREENWICH STREET SERIES
  FUND
Diversified Strategic      Seeks high current income by investing  SSB Citi Fund Management LLC.
Income Portfolio           primarily in the following fixed        ("SSB Citi")
                           income securities: U.S. Gov't and
                           mortgage-related securities, foreign
                           gov't bonds and corporate bonds rated
                           below investment grade.
Equity Index Portfolio -   Seeks to replicate, before deduction    Travelers Investment
Class I Shares             of expenses, the total return           Management Company ("TIMCO")
                           performance of the S&P 500 Index.
JANUS ASPEN SERIES
Balanced Portfolio -       Seeks current income and long-term      Janus
Service Shares             growth of capital, consistent with
                           preservation of capital and balanced
                           by current income. It pursues its
                           objective by normally investing 40-60%
                           of its assets in securities selected
                           primarily for their growth potential
                           and 40-60% of its assets in securities
                           selected primarily for their income
                           potential. This Portfolio normally
                           invests at least 25% of its assets in
                           fixed-income securities.
Global Technology          Seeks long-term growth of capital. It   Janus
Portfolio - Service        pursues its objective by investing
Shares                     primarily in equity securities of US
                           and foreign companies selected for
                           their growth potential. Normally, it
                           invests at least 65% of its total
                           assets in securities of companies that
                           the portfolio manager believes will
                           benefit significantly from advances or
                           improvements in technology.
Worldwide Growth           Seeks long-term growth of capital in a  Janus
Portfolio - Service        manner consistent with the
Shares                     preservation of capital. It pursues
                           its objective by investing primarily
                           in common stocks of companies of any
                           size throughout the world. The
                           Portfolio normally invests in issuers
                           from at least five different
                           countries, including the United
                           States. The Portfolio may at times
                           invest in fewer than five countries or
                           even a single country.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
SALOMON BROTHERS VARIABLE
  SERIES FUND
Capital Fund               Seeks capital appreciation through      Salomon Brothers Asset
                           investments primarily in common stock,  Management ("SBAM")
                           or securities convertible to common
                           stocks, which are believed to have
                           above-average price appreciation
                           potential and which may also involve
                           above-average risk.
Investors Fund             Seeks long-term growth of capital.      SBAM
                           Current income is a secondary
                           objective.
Strategic Bond Fund        Seeks high level of current income. As  SBAM
                           a secondary objective, the Portfolio
                           will seek capital appreciation.
Total Return Fund          Seeks above-average income (compared    SBAM
                           to a portfolio invested entirely in
                           equity securities). Secondarily, seeks
                           opportunities for growth of capital
                           and income.
STRONG VARIABLE INSURANCE
  FUNDS, INC.
Strong Schafer Value Fund  Seeks primarily long-term capital       Strong Capital Management,
  II                       appreciation. Current income is a       Inc.
                           secondary objective when selecting      Subadviser: Schafer Capital
                           investments.                            Management Inc.
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Advisers
Portfolio                  investing principally in common stock,  ("TIA")
                           with emphasis on medium-sized and       Subadviser: AIM Capital
                           smaller emerging growth companies.      Management, Inc.
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: Massachusetts
                           invested in equity securities)          Financial Services Company
                           consistent with the prudent employment  ("MFS")
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.
Smith Barney               Seeks total return on assets from       SSB Citi
International Equity       growth of capital and income by
Portfolio                  investing at least 65% of its assets
                           in a diversified portfolio of equity
                           securities of established non-U.S.
                           issuers.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
TRAVELERS SERIES FUND INC. (CONT'D)
Smith Barney Large         Seeks long-term growth of capital by    SSB Citi
Capitalization Growth      investing in equity securities of
Portfolio                  companies with large market
                           capitalizations.
Van Kampen Enterprise      Seeks capital appreciation through      SSB Citi
Portfolio                  investment in securities believed to    Subadviser: Van Kampen Asset
                           have above-average potential for        Management, Inc.
                           capital appreciation. Any income
                           received on such securities is
                           incidental to the objective of capital
                           appreciation.
TRAVELERS SERIES TRUST
Convertible Bond           Seeks current income and capital        TAMIC
  Portfolio                appreciation by investing in
                           convertible securities and in
                           combinations of nonconvertible
                           fixed-income securities and warrants
                           or call options that together resemble
                           convertible securities ("synthetic
                           convertible securities").
Disciplined Mid Cap Stock  Seeks growth of capital by investing    TAMIC
Portfolio                  primarily in a broadly diversified      Subadviser: TIMCO
                           portfolio of common stocks.
Disciplined Small Cap      Seeks long term capital appreciation    TAMIC
Stock Portfolio            by investing primarily (at least 65%    Subadviser: TIMCO
                           of its total assets) in the common
                           stocks of U.S. Companies with
                           relatively small market
                           capitalizations at the time of
                           investment.
Equity Income Portfolio    Seeks reasonable income by investing    TAMIC
                           at least 65% in income-producing        Subadviser: Fidelity
                           equity securities. The balance may be   Management & Research Company
                           invested in all types of domestic and   ("FMR")
                           foreign securities, including bonds.
                           The Portfolio seeks to achieve a yield
                           that exceeds that of the securities
                           comprising the S&P 500. The Subadviser
                           also considers the potential for
                           capital appreciation.
Large Cap Portfolio        Seeks long-term growth of capital by    TAMIC
                           investing primarily in equity           Subadviser: FMR
                           securities of companies with large
                           market capitalizations.
Lazard International       Seeks capital appreciation by           TAMIC
Stock Portfolio            investing primarily in the equity       Subadviser: Lazard Asset
                           securities of non-United States         Management
                           companies (i.e., incorporated or
                           organized outside the United States).
MFS Emerging Growth        Seeks long-term growth of capital.      TAMIC
Portfolio                  Dividend and interest income from       Subadviser: MFS
                           portfolio securities, if any, is
                           incidental.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
THE TRAVELERS SERIES TRUST (CONT'D)
MFS Mid Cap Growth         Seeks to obtain long-term growth of     TAMIC
Portfolio                  capital by investing under normal       Subadviser: MFS
                           market conditions, at least 65% of its
                           total assets in equity securities of
                           companies with medium market
                           capitalization which the investment
                           adviser believes have above-average
                           growth potential.
MFS Research Portfolio     Seeks to provide long-term growth of    TAMIC
                           capital and future income.              Subadviser: MFS
Social Awareness Stock     Seeks long-term capital appreciation    SSB Citi
Portfolio                  and retention of net investment
                           income. The Portfolio seeks to fulfill
                           this objective by selecting
                           investments, primarily common stocks,
                           which meet the social criteria
                           established for the Portfolio. Social
                           criteria currently excludes companies
                           that derive a significant portion of
                           their revenues from the production of
                           tobacco, tobacco products, alcohol, or
                           military defense systems, or in the
                           provision of military defense related
                           services or gambling services.
Strategic Stock Portfolio  Seeks to provide an above-average       TAMIC
                           total return through a combination of   Subadviser: TIMCO
                           potential capital appreciation and
                           dividend income by investing primarily
                           in high dividend yielding stocks
                           periodically selected from the
                           companies included in (i) the Dow
                           Jones Industrial Average and (ii) a
                           subset of the Standard & Poor's
                           Industrial Index.
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government
                           Securities Portfolio will be invested
                           in direct obligations of the United
                           States, its agencies and
                           instrumentalities.
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager Portfolio -  Seeks high total return with reduced    FMR
Initial Class              risk over the long-term by allocating
                           its assets among stocks, bonds and
                           short-term fixed-income instruments.
Contrafund Portfolio -     Seeks long-term capital appreciation    FMR
Service Class 2            by investing primarily in common
                           stocks of companies whose value the
                           advisor believes is not fully
                           recognized by the public.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
WARBURG PINCUS TRUST
Emerging Markets           Seeks long-term growth of capital by    Credit Suisse Asset
  Portfolio                investing primarily in equity           Management, LLC
                           securities of non-U.S issuers
                           consisting of companies in emerging
                           securities markets.

                               THE FIXED ACCOUNT
--------------------------------------------------------------------------------

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in separate account sponsored by the Company.

The staff of the Securities and Exchange Commission (SEC) does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss and guarantees a specified interest rate. The investment gain or loss of the Separate Account or any of the variable Investment Options does not affect the Fixed Account portion of the Policy owner's Contract Value.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the premium payments allocated to the Fixed Account, plus interest credited, less Monthly Deduction Amount allocated to the Fixed Account, less any prior surrenders or loans. If the Policy owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable charges as described under "Charges and Deductions" in this prospectus.

Premium payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Policies participating in the Fixed Accounts.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Policies. The amount of such investment income allocated to the Policies will vary in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee that for the life of the Policy we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CONTRACT VALUE

INVESTMENT OPTIONS

As long as the Policy remains in effect, you may make transfers of Contract Value between Investment Options. We reserve the right to restrict the number of free transfers to six times in any Policy Year and to charge $10 for each additional transfer; however, we do not currently charge for transfers. Amounts transferred under the Automated Transfer programs described below are not counted for purposes of this limit on transfers.

We calculate the number of Accumulation Units involved using the Accumulation Unit Values on the Valuation Date on which we receive the transfer request.

FIXED ACCOUNT

You may make transfers from the Fixed Account to any other available investment option(s) twice a year during the 30 days following the semi-annual or annual anniversary of the Policy Date. The transfers are limited to an amount of up to 25% of the Fixed Account Contract Value on the semi-annual or annual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other Investment Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING. You may establish automated transfers of Contract Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Contract Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar-cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING. You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Late Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the Insured dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) stated in the lapse notice. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Contract Value will equal the Net Premium. In addition, we reserve the right to require satisfactory evidence of insurability of the Insured.

INSURED TERM RIDER

You may choose to purchase the Insured Term Rider as an addition to the Policy. This rider may not be available in all states.

EXCHANGE RIGHTS

Once the Policy is in effect, you may choose during the first 24 months to irrevocably transfer all Contract Value of the Investment Options to the Fixed Account. Upon election of this option, no future transfers to the Investment Options will be permitted. All future premium payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this Option.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1) 10 days after delivery of the Policy to the Policy Owner,

     (2) 45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the premium payments paid, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed on amounts allocated to the Investment Option(s), depending on state law. We will make the refund within seven days after we receive your returned policy.

                           ACCESS TO CONTRACT VALUES
--------------------------------------------------------------------------------

POLICY LOANS

You may borrow up to 100% of the Policy's Cash Surrender Value. This amount will be determined on the day we receive the loan request in writing in a form acceptable to us. We reserve the right to limit loan requests to at least $500. We will make the loan within seven days of our receipt of the written loan request. The annual effective loan interest rate charged is 5.00%. The annual effective loan interest rate credited is 4.40% in years 1 - 10, 4.50% in years 11 - 25, and 4.70% in years 26 plus.

If you have a loan outstanding and request a second loan, we will add the amount of the outstanding loan to the loan request. Interest on the outstanding amount of the loan(s), is charged daily and is payable at the end of each Policy Year.

We will transfer the amount of the loan from each Investment Option on a pro rata basis, as of the date the loan is made unless otherwise specified. Loan amounts will be transferred from the Fixed Account when insufficient amounts are available in the Investment Options. We transfer the loan amount to the Loan Account, and credit the Loan Account with a fixed annual rate as shown in the Policy. Amounts held in the Loan Account will not affected by the investment performance of the Investment Options. As you repay the loan, we deduct the amount of the loan repayment from the Loan Account and reallocate the payments among the Investment Options and the Fixed Account according to your current instructions. You may repay all or any part of a loan secured by the Policy while the Policy is still in effect.

CONSEQUENCES. Your Cash Surrender Value is reduced by the amount of any outstanding loan(s). If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse. Additionally, the Death Benefit payable will be decreased because of an outstanding loan. Also, even if a loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since you do not receive any investment experience on the outstanding loan amount held in the Loan Account.

POLICY SURRENDERS

You may withdraw all or a portion of the Contract Value from the Policy on any day that the Company is open for business.

FULL SURRENDERS. As long as the Policy is in effect, you may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the beneficiary's consent provided the beneficiary has not been designated "irrevocable." If so, you will need the beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any outstanding Policy loans.

For full surrenders, we will pay you within seven days after we receive the request, or on the date you specify, whichever is later. The Policy will terminate on the deduction date following our receipt of the surrender request (or following the date you specified, if later).

If the Policy has not been assigned at any time and a full surrender is requested in the first seven Policy Years we will pay an additional amount at the time of surrender as follows:

------------------------------------------------------------------------------------------
       POLICY YEAR OF FULL SURRENDER                       ADDITIONAL PAYMENT
------------------------------------------------------------------------------------------
                     1                        8% of first year premium received up to
                                              Target Premium plus 5.5% of all other
                                              premiums.
------------------------------------------------------------------------------------------
                     2                        6% of the sum of premium received up to
                                              Target Premium in each of the first two
                                              Policy Years plus 5.5% of all other
                                              premiums.
------------------------------------------------------------------------------------------
                     3                        3.5% of the sum of premium received up to
                                              Target Premium in each of the first three
                                              Policy Years plus 3.5% of all other
                                              premiums.
------------------------------------------------------------------------------------------
                     4                        1.5% of the sum of premium received up to
                                              Target Premium in each of the first four
                                              Policy Years plus 1.5% of all other
                                              premiums.
------------------------------------------------------------------------------------------
                     5                        1.5% of the sum of premium received up to
                                              Target Premium in each of the first five
                                              Policy Years plus 1% of all other premiums.
------------------------------------------------------------------------------------------
                     6                        1% of the sum of premium received up to
                                              Target Premium in each of the first six
                                              Policy Years.
------------------------------------------------------------------------------------------
                     7                        .5% of the sum of premium received up to
                                              Target Premium in each of the first six
                                              Policy Years.
------------------------------------------------------------------------------------------

PARTIAL WITHDRAWALS. You may request a partial withdrawal from the Policy at any time after the first policy year. We reserve the right to limit partial withdrawals to at least $500. We will deduct the amount surrendered pro rata from all Investment Options, unless you give us other written instructions.

In addition to reducing the Policy's Contract Value, partial withdrawals will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Net Amount at Risk. We may require you to return the Policy to record this reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be reduced by any unpaid Monthly Deduction Amount and outstanding Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of these Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "Level Option"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the last Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, (the Annual Increase Option), the Amount Insured will be equal to stated amount of the policy plus Premium Payments minus any partial surrenders.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals to a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 selected by you. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE OF
YOUNGER INSURED            PERCENTAGE
---------------            ----------
0-40.....                     250
45.......                     215
50.......                     185
55.......                     150
60.......                     130
65.......                     120
70.......                     115
75.......                     105
       95+                    100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Death Benefit Options 1. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus premium payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus premium payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Death Benefit is greater than the Stated Amount plus premium payments aggregated at 6.00% for one year ($52,650) or the Minimum Amount Insured ($100,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".) If no beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects one of the Company's payment options. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

The maturity date is the anniversary of the Policy Date on which the Insured is age 100. If the Insured is living on the Maturity Date, the Company will pay you the Policy's Contract Value, less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for service and benefits we provide, costs and expenses we incur, and risks we assume under the Policies, services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     - the ability for you to obtain a loan under the Policies;


     - the Death Benefit paid on the death of the Insured;


     - the available funding options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     - the distribution of various reports to policy owners.

Costs and expenses we incur include:

     - expenses associated with underwriting applications and increases in the Stated Amount;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     - other costs of doing business.

Risks we assume include:

     - that insureds may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

CHARGES AGAINST PREMIUM

     - FRONT-END SALES EXPENSE CHARGES. When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. The current charge is 10% of the premiums received up to the Target Premium for Policy Years 1 and 2, 8% for Policy Years 3 through 7, and 3.5% thereafter. The current charge on premium received in excess of the Target Premium is 6% for Policy Years 1 and 2, 4% for Policy Years 3 through 7, and 3.5% thereafter. The sales charge is guaranteed not to exceed 12% of such Target Premium payments in all Contract Years and 10% on amounts in excess of the Target Premium. For these purposes an increase in Stated Amount is treated as a newly issued contract. Currently, 2.25% of the Sales Expense Charge is designed to compensate us for state premium taxes owed by the Company associated with the receipt of premium, which cost is borne by the Policy Owner. These taxes vary from state to state, and 2.25% is an average. In some states, there may be no premium taxes associated with premium. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for federal taxes associated with the receipt of premium, which cost is borne by the Policy Owner.

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the

Investment Options and the Fixed Account values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Monthly Policy Charge and Charges for any Rider(s).


COST OF INSURANCE CHARGE. The amount of the Cost of Insurance deduction depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex, risk class of the Insured and duration from issue.

MONTHLY POLICY CHARGE. This current $5 charge is used to cover expenses associated with maintaining the policy. This charge is guaranteed not to exceed $10.

MONTHLY PER $1,000 CHARGE. A sales expense charge of $.10 per $1,000 of the Stated Amount for the first 20 Policy Years. For purposes of this charge an increase in Stated Amount is considered a new policy.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge for mortality and expense risks. This current charge is at an annual rate of 0.20% for Policy Years 1-25, and .05% thereafter. It is guaranteed not to exceed .75% for all years. This charge compensates us for various risks assumed, benefits provided and expenses incurred.

UNDERLYING FUND EXPENSES

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the underlying Mutual Funds are described in the individual fund prospectuses. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")

TRANSFER CHARGE

There is currently no charge for transfers between Investment Options. We reserve the right to limit free transfers of Contract Value to six times in any Policy Year, and to charge $10 for any additional transfers.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where a corporation, employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate any charges if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE (FUND UL III)

The Travelers Fund III for Variable Life Insurance was established on January 15, 1999 under the insurance laws of the state of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund are invested exclusively in shares of the Investment Options. The operations of Fund are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL III will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy. The assets held in Fund UL III are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the underlying funds in connection with the Investment Options associated with premium payments allocated at the Policy Owners' directions, and redeems Fund UL III units to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Fund shares at net asset value and to make payment within seven days.

HOW THE CONTRACT VALUE VARIES. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a "valuation date") and we are open for business. A Policy's Contract Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy's Contract Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value and the Fixed Account Value.

The Separate Account purchases shares of the underlying funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each underlying fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the underlying fund. The Separate Account will redeem underlying fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Contract Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each valuation date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the underlying fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's net investment factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding underlying fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at the close of the New York Stock Exchange, and ending at its close of business on the next Valuation
Date). The net rate of return reflects the investment performance of the investment option, includes any dividends or capital gains distributed, and is net of the Separate Account and underlying Investment Option charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit option

     - changes to the way your premiums are allocated

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company c/o Andesa, TPA, Inc.

CHANGES IN STATED AMOUNT

After the first policy year, a Policy Owner may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

After the first policy year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

     Options 1-2

     Options 2-1

     Options 3-1

It is not permitted to change from Option 3 to 2; Option 1 to 3, and 2 to 3.

If the Option is changed from Option 1 to Option 2 the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1 the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. If the Option is changed from Option 3 to Option 1 the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the lifetime or the Insured for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.


                                 OTHER MATTERS

--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Contract Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each premium payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the Separate Account for any Valuation Period
(1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the fixed account for up to six months.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

DISTRIBUTION


The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. Any sales representatives or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under the applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The policy is offered through both affiliated and non-affiliated broker-dealers.



The principal underwriter of the Policies is CFBDS, Inc, 21 Milk Street, Boston, MA. CFBDS is not affiliated with the Company or the Separate Account. However, it is currently anticipated that Travelers Distribution LLC, and affiliated broker-dealer, may become the principal underwriter for the Policies sometime in 2000.



The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 25% of the premium paid in the first Contract Year or 15% of the premium paid in Contract Years 2-4. After Contract Year 4, the maximum commission will not exceed 5% of the premiums paid plus .50% of the current Contract Value. From time to time, the Company may pay or permit other promotional incentives in cash, credit or other compensation.


LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Separate Account.

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well at the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Company.

EXPERTS

The financial statements of Fund UL III as of December 31, 1999 and for the period from September 8, 1999 (date operations commenced) to December 31, 1999, included in the registration statement have been included herein in reliance on the report of KPMG LLP, independent certified public accountants, upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements of The Travelers Insurance Company and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the IRS Code ("Code") sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has the choice of more investment options to which to allocate premium payments and cash values and may be able to transfer among investment options more frequently than in such rulings. In addition, the Policy Owner may have the choice of certain investment options which may be more similar to each other in their investment objective and policies than in such rulings. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and Contract value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Consequences of Life Insurance Contracts." Furthermore, no part of the investment growth of the Contract Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Consequences of Life Insurance Contracts."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL III. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL III under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL III may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years.

In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include, prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999 to 3/2000), Senior
                                        Vice President (1995-1999), Vice President (1993-1995)
                                        of The Travelers Insurance Company.
Katherine M. Sullivan......    1996     Senior Vice President since May 1996 and General
Director                                Counsel from May 1996 to August 1999 of The Travelers
                                        Insurance Company; Senior Vice President and General
                                        Counsel (1994-1996) Connecticut Mutual; Special
                                        Counsel & Chief of Staff (1988-1994) Aetna Life &
                                        Casualty.
Marc P. Weill*.............    1994     Senior Vice President-Investments since 1993 and Chief
Director                                Investment Officer since 1995 of The Travelers
                                        Insurance Company; Senior Vice President and Chief
                                        Investment Officer of Citigroup Inc. since 1992; Vice
                                        President (1990-1992), Primerica Corporation; Vice
                                        President (1989-1990), Smith Barney Inc.

---------------
* Principal business address: Citigroup Inc., 153 East 53rd St., New York, New York 10043

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

The following are the Senior Officers of The Travelers Insurance Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Stuart Baritz........................  Senior Vice President
Jay S. Fishman.......................  Senior Vice President
Barry Jacobson.......................  Senior Vice President
Russell H. Johnson...................  Senior Vice President

                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Glenn D. Lammey......................  Executive Vice President, Chief
                                       Financial Officer, Chief Accounting
                                       Officer and Controller
Marla Berman Lewitus.................  Senior Vice President and General
                                       Counsel
Brendan Lynch........................  Senior Vice President
Warren H. May........................  Senior Vice President
Kathleen A. Preston..................  Senior Vice President
Mary Jean Thornton...................  Executive Vice President and
                                       Chief Information Officer
David A. Tyson.......................  Senior Vice President
F. Denney Voss.......................  Senior Vice President

Information relating to the management of the underlying funds is contained in the applicable prospectuses.

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 45
Guarantee Issue
Non-Smoker
Annual Premium: $25,000 for seven years
Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $436,577
Level Death Benefit Option
Current Charges

                                     TOTAL MONTHLY DEDUCTION
                                       FOR THE POLICY YEAR
                                     -----------------------
                                     COST OF
POLICY  CUMULATIVE                  INSURANCE   ADMINISTRATIVE   PER $1,000
 YEAR    PREMIUMS     SALES LOAD     CHARGES       CHARGES         CHARGE
------  ----------    ----------    ---------   --------------   ----------
  1      $ 25,000       $2,500       $  356          $60            $524
  2      $ 50,000       $2,500       $  494          $60            $524
  3      $ 75,000       $2,000       $  609          $60            $524
  5      $125,000       $2,000       $  613          $60            $524
  10     $175,000       $    0       $  960          $60            $524

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Contract Value, Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male. The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the

Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

For all illustrations, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, monthly load per $1,000 of stated amount, mortality and expense risk charge, and sales expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification and number of years from Policy issue, and the per $1,000 load per Stated Amount varies by age, amount of insurance and smoker/non-smoker classification for current charges. The current illustrations reflect a deduction from each Target Premium of 10% for years 1-2, 8% years 3-7 and 3.5% thereafter. The current illustrations reflect a deduction on all excess premium of 6% in years 1-2, 4% years 3-7 and 3.5% thereafter.

The guaranteed illustrations reflect a deduction from each Target Premium of 12% in all years and 8% on amounts paid in excess of the Target Premium.

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first twenty-five policy years the current charges consist of .20% mortality and expense risk charge and
 .05% thereafter. In all policy years, the guaranteed charges consist of a .75% mortality and expense risk charge. For all policy years the current and guaranteed charges consist of .85% for Investment Option Expenses.

The charge for Investment Option expenses reflected in the illustrations assumes that Contract Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year. The Investment Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.05%, 4.95% and 10.95%, respectively on a current basis for years 1-25; and to approximate net annual rates of -0.90%; 5.10%; 11.10% thereafter. On a guaranteed basis the annual gross investment rates of 0%, 6.0% and 12% correspond to approximate net annual rates of -1.60%; 4.40% and 10.40% in all years.

The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Contract Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against Fund UL III, since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
             $436,577 SPECIFIED AMOUNT CASH VALUE ACCUMULATION TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                     DEATH BENEFIT OPTION 1 CURRENT VALUES

         PREMIUM           0% HYPOTHETICAL                  6% HYPOTHETICAL                   12% HYPOTHETICAL
           PLUS     ------------------------------   ------------------------------   ---------------------------------
POLICY   INTEREST   CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH    CONTRACT    SURRENDER     DEATH
 YEAR     AT 5%      VALUE       VALUE     BENEFIT    VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   --------   --------   ---------   -------   --------   ---------   -------   ---------   ---------   ---------
   1      26,250     21,328      23,328    436,577    22,649      24,649    436,577      23,969      25,969     436,577
   2      53,813     42,292      45,292    436,577    46,276      49,276    436,577      50,419      53,419     436,577
   3      82,753     63,407      66,032    436,577    71,477      74,102    436,577      80,203      82,828     436,577
   4     113,141     84,223      85,723    436,577    97,857      99,357    436,577     113,192     114,692     436,577
   5     145,048    104,862     106,737    436,577   125,598     127,473    436,577     149,866     151,741     436,577
   6     178,550    125,232     126,732    436,577   154,683     156,183    436,577     190,528     192,028     465,218
   7     213,728    145,366     146,241    436,577   185,214     186,089    439,307     235,449     236,324     558,459
   8     224,414    142,456     142,456    436,577   193,066     193,066    445,003     259,650     259,650     598,474
   9     235,635    139,488     139,488    436,577   201,243     201,243    450,953     286,353     286,353     641,672
  10     247,417    136,433     136,433    436,577   209,738     209,738    457,129     315,785     315,785     688,263
  11     259,787    133,012     133,012    436,577   218,336     218,336    463,060     347,860     347,860     737,762
  12     272,777    129,399     129,399    436,577   227,199     227,199    469,092     383,066     383,066     790,906
  13     286,416    125,544     125,544    436,577   236,310     236,310    475,173     421,654     421,654     847,865
  14     300,736    121,435     121,435    436,577   245,680     245,680    481,315     463,945     463,945     908,924
  15     315,773    117,050     117,050    436,577   255,319     255,319    487,537     510,289     510,289     974,409
  16     331,562    112,174     112,174    436,577   265,096     265,096    493,603     560,766     560,766   1,044,134
  17     348,140    106,968     106,968    436,577   275,155     275,155    499,816     616,040     616,040   1,119,030
  18     365,547    101,392     101,392    436,577   285,502     285,502    506,207     676,545     676,545   1,199,543
  19     383,824     95,401      95,401    436,577   296,139     296,139    512,800     742,749     742,749   1,286,160
  20     403,015     88,940      88,940    436,577   307,066     307,066    519,609     815,152     815,152   1,379,379
  21     423,166     81,891      81,891    436,577   318,464     318,464    526,927     893,851     893,851   1,478,954
  22     444,325     74,633      74,633    436,577   330,405     330,405    534,835     980,502     980,502   1,587,164
  23     466,541     66,655      66,655    436,577   342,636     342,636    542,891   1,075,059   1,075,059   1,703,378
  24     489,868     57,854      57,854    436,577   355,154     355,154    551,077   1,178,181   1,178,181   1,828,131
  25     514,361     48,110      48,110    436,577   367,956     367,956    559,405   1,290,585   1,290,585   1,962,083
  26     540,079     41,539      41,539    436,577   383,632     383,632    571,772   1,422,550   1,422,550   2,120,194
  27     567,083     34,316      34,316    436,577   399,872     399,872    584,631   1,567,597   1,567,597   2,291,895
  28     595,437     26,365      26,365    436,577   416,694     416,694    598,062   1,726,989   1,726,989   2,478,667
  29     625,209     17,590      17,590    436,577   434,110     434,110    612,136   1,902,087   1,902,087   2,682,123
  30     656,470      7,871       7,871    436,577   452,129     452,129    652,669   2,094,356   2,094,356   3,023,295

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
             $436,577 SPECIFIED AMOUNT CASH VALUE ACCUMULATION TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                    DEATH BENEFIT OPTION 1 GUARANTEED VALUES

         PREMIUM           0% HYPOTHETICAL                  6% HYPOTHETICAL                   12% HYPOTHETICAL
           PLUS     ------------------------------   ------------------------------   ---------------------------------
POLICY   INTEREST   CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH    CONTRACT    SURRENDER     DEATH
 YEAR     AT 5%      VALUE       VALUE     BENEFIT    VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT
------   --------   --------   ---------   -------   --------   ---------   -------   ---------   ---------   ---------
   1      26,250     19,062      19,062    436,577    20,300      20,300    436,577      21,540      21,540     436,577
   2      53,813     37,753      37,753    436,577    41,436      41,436    436,577      45,271      45,271     436,577
   3      82,753     56,086      56,086    436,577    63,458      63,458    436,577      71,445      71,445     436,577
   4     113,141     74,068      74,068    436,577    86,418      86,418    436,577     100,344     100,344     436,577
   5     145,048     91,702      91,702    436,577   110,368     110,368    436,577     132,278     132,278     436,577
   6     178,550    108,991     108,991    436,577   135,366     135,366    436,577     167,605     167,605     436,577
   7     213,728    125,930     125,930    436,577   161,467     161,467    436,577     206,413     206,413     489,588
   8     224,414    120,693     120,693    436,577   165,586     165,586    436,577     224,676     224,676     517,862
   9     235,635    115,243     115,243    436,577   169,699     169,699    436,577     244,499     244,499     547,882
  10     247,417    109,545     109,545    436,577   173,793     173,793    436,577     265,997     265,997     579,749
  11     259,787    103,567     103,567    436,577   177,853     177,853    436,577     289,302     289,302     613,569
  12     272,777     97,281      97,281    436,577   181,871     181,871    436,577     314,556     314,556     649,455
  13     286,416     90,652      90,652    436,577   185,836     185,836    436,577     341,917     341,917     687,528
  14     300,736     83,642      83,642    436,577   189,736     189,736    436,577     371,552     371,552     727,914
  15     315,773     76,201      76,201    436,577   193,550     193,550    436,577     403,633     403,633     770,747
  16     331,562     682,56      68,256    436,577   197,248     197,248    436,577     438,331     438,331     816,163
  17     348,140     59,719      59,719    436,577   200,787     200,787    436,577     475,813     475,813     864,309
  18     365,547     50,480      50,480    436,577   204,121     204,121    436,577     516,250     516,250     915,334
  19     383,824     40,421      40,421    436,577   207,195     207,195    436,577     559,821     559,821     969,397
  20     403,015     29,407      29,407    436,577   209,955     209,955    436,577     606,714     606,714   1,026,665
  21     423,166     17,836      17,836    436,577   212,893     212,893    436,577     657,699     657,699   1,088,220
  22     444,325      5,045       5,045    436,577   215,454     215,454    436,577     712,522     712,522   1,153,378
  23     466,541          0           0          0   217,587     217,587    436,577     771,459     771,459   1,222,339
  24     489,868          0           0          0   219,221     219,221    436,577     834,793     834,793   1,295,310
  25     514,361          0           0          0   220,256     220,256    436,577     902,782     902,782   1,372,504
  26     540,079          0           0          0   220,551     220,551    436,577     975,656     975,656   1,454,135
  27     567,083          0           0          0   219,925     219,925    436,577   1,053,608   1,053,608   1,540,421
  28     595,437          0           0          0   218,141     218,141    436,577   1,136,788   1,136,788   1,631,580
  29     625,209          0           0          0   214,915     214,915    436,577   1,225,333   1,225,333   1,727,835
  30     656,470          0           0          0   209,928     209,928    436,577   1,319,434   1,319,434   1,904,661

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                      $28,631 ANNUAL PREMIUM FOR 20 YEARS
                $500,000 SPECIFIED AMOUNT GUIDELINE PREMIUM TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                    DEATH BENEFIT OPTION 2 GUARANTEED VALUES

          PREMIUM           0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
           PLUS      ------------------------------   --------------------------------   ---------------------------------
POLICY   INTEREST    CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER     DEATH     CONTRACT    SURRENDER     DEATH
 YEAR      AT 5%      VALUE       VALUE     BENEFIT    VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
------   ---------   --------   ---------   -------   --------   ---------   ---------   ---------   ---------   ---------
   1        30,063    21,737      21,737    521,737    23,149      23,149      523,149      24,563      245,63     524,563
   2        61,628    42,933      42,933    542,933    47,117      47,117      547,117      51,474      51,474     551,474
   3        94,772    63,586      63,586    563,586    71,930      71,930      571,930      80,968      80,968     580,968
   4       129,573    83,691      83,691    583,691    97,609      97,609      597,609     113,298     113,298     613,298
   5       166,115   103,232     103,232    603,232   124,168     124,168      624,168     148,732     148,732     648,732
   6       204,483   122,192     122,192    622,192   151,619     151,619      651,619     187,566     187,566     687,566
   7       244,770   140,536     140,536    640,536   179,955     179,955      679,955     230,106     230,106     730,106
   8       287,071   158,240     158,240    658,240   209,180     209,180      709,180     276,702     276,702     776,702
   9       331,487   175,262     175,262    675,262   239,281     239,281      739,281     327,722     327,722     827,722
  10       378,124   191,575     191,575    691,575   270,255     270,255      770,255     383,584     383,584     883,584
  11       427,092   207,153     207,153    707,153   302,104     302,104      802,104     444,754     444,754     944,754
  12       478,509   221,980     221,980    721,980   334,836     334,836      834,836     511,753     511,753   1,011,753
  13       532,497   236,036     236,036    736,036   368,459     368,459      868,459     585,156     585,156   1,085,156
  14       589,185   249,298     249,298    749,298   402,976     402,976      902,976     665,591     665,591   1,165,591
  15       648,707   261,729     261,729    761,729   438,373     438,373      938,373     753,737     753,737   1,253,737
  16       711,205   273,270     273,270    773,270   474,617     474,617      974,617     850,323     850,323   1,350,323
  17       776,827   283,846     283,846    783,846   511,652     511,652    1,011,652     956,130     956,130   1,456,130
  18       845,731   293,370     293,370    793,370   549,408     549,408    1,049,408   1,072,013   1,072,013   1,572,013
  19       918,080   301,752     301,752    801,752   587,807     587,807    1,087,807   1,198,906   1,198,906   1,698,906
  20       994,047   308,902     308,902    808,902   626,766     626,766    1,126,766   1,337,845   1,337,845   1,837,845
  21     1,043,749   290,552     290,552    790,552   640,528     640,528    1,140,528   1,462,807   1,462,807   1,962,807
  22     1,095,937   271,224     271,224    771,224   653,589     653,589    1,153,589   1,599,436   1,599,436   2,099,436
  23     1,150,734   250,853     250,853    750,853   665,836     665,836    1,165,836   1,748,865   1,748,865   2,248,865
  24     1,208,270   229,352     229,352    729,352   677,124     677,124    1,177,124   1,912,318   1,912,318   2,412,318
  25     1,268,684   206,579     206,579    706,579   687,250     687,250    1,187,250   2,091,094   2,091,094   2,591,094
  26     1,332,118   182,345     182,345    682,345   695,947     695,947    1,195,947   2,286,572   2,286,572   2,786,572
  27     1,398,724   156,408     156,408    656,408   702,880     702,880    1,202,880   2,500,220   2,500,220   3,000,220
  28     1,468,660   128,482     128,482    628,482   707,650     707,650    1,207,650   2,733,609   2,733,609   3,233,609
  29     1,542,093    98,270      98,270    598,270   709,823     709,823    1,209,823   2,988,459   2,988,459   3,488,459
  30     1,619,198    65,530      65,530    565,530   709,001     709,001    1,209,001   3,266,729   3,266,729   3,766,729

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                      $28,631 ANNUAL PREMIUM FOR 20 YEARS
                $500,000 SPECIFIED AMOUNT GUIDELINE PREMIUM TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                     DEATH BENEFIT OPTION 2 CURRENT VALUES

          PREMIUM           0% HYPOTHETICAL                    6% HYPOTHETICAL                    12% HYPOTHETICAL
           PLUS      ------------------------------   ---------------------------------   ---------------------------------
POLICY   INTEREST    CONTRACT   SURRENDER    DEATH    CONTRACT    SURRENDER     DEATH     CONTRACT    SURRENDER     DEATH
 YEAR      AT 5%      VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
------   ---------   --------   ---------   -------   ---------   ---------   ---------   ---------   ---------   ---------
   1        30,063    24,413      26,703    524,413      25,924      28,214     525,924      27,436      29,726     527,436
   2        61,628    48,368      51,804    548,368      52,923      56,359     552,923      57,661      61,097     557,661
   3        94,772    72,437      75,443    572,437      81,651      84,657     581,651      91,616      94,622     591,616
   4       129,573    96,093      97,811    596,093     111,637     113,355     611,637     129,119     130,837     629,119
   5       166,115   119,501     121,648    619,501     143,106     145,253     643,106     170,730     172,877     670,730
   6       204,483   142,512     144,230    642,512     175,979     177,697     675,979     216,736     218,454     716,736
   7       244,770   165,165     166,167    665,165     210,357     211,359     710,357     267,656     268,658     767,656
   8       287,071   188,741     188,741    688,741     247,673     247,673     747,673     325,461     325,461     825,461
   9       331,487   211,934     211,934    711,934     286,695     286,695     786,695     389,451     389,451     889,451
  10       378,124   234,699     234,699    734,699     327,460     327,460     827,460     460,254     460,254     960,254
  11       427,092   256,585     256,585    756,585     369,581     369,581     869,581     538,128     538,128   1,038,128
  12       478,509   277,895     277,895    777,895     413,431     413,431     913,431     624,163     624,163   1,124,163
  13       532,497   298,563     298,563    798,563     459,021     459,021     959,021     719,177     719,177   1,219,177
  14       589,185   318,581     318,581    818,581     506,421     506,421   1,006,421     824,137     824,137   1,324,137
  15       648,707   337,936     337,936    837,936     555,702     555,702   1,055,702     940,112     940,112   1,440,112
  16       711,205   356,312     356,312    856,312     606,623     606,623   1,106,623   1,067,968   1,067,968   1,567,968
  17       776,827   373,986     373,986    873,986     659,541     659,541   1,159,541   1,209,287   1,209,287   1,709,287
  18       845,731   390,923     390,923    890,923     714,510     714,510   1,214,510   1,365,502   1,365,502   1,865,502
  19       918,080   407,083     407,083    907,083     771,586     771,586   1,271,586   1,538,196   1,538,196   2,038,196
  20       994,047   422,418     422,418    922,418     830,814     830,814   1,330,814   1,729,114   1,729,114   2,229,114
  21     1,043,749   409,310     409,310    909,310     863,010     863,010   1,363,010   1,909,305   1,909,305   2,409,305
  22     1,095,937   396,117     396,117    896,117     896,574     896,574   1,396,574   2,109,005   2,109,005   2,609,005
  23     1,150,734   382,161     382,161    882,161     930,872     930,872   1,430,872   2,329,635   2,329,635   2,829,635
  24     1,208,270   367,356     367,356    867,356     965,850     965,850   1,465,850   2,573,398   2,573,398   3,073,398
  25     1,268,684   351,618     351,618    851,618   1,001,442   1,001,442   1,501,442   2,842,731   2,842,731   3,342,731
  26     1,332,118   340,645     340,645    840,645   1,044,490   1,044,490   1,544,490   3,150,106   3,150,106   3,650,106
  27     1,398,724   329,014     329,014    829,014   1,088,957   1,088,957   1,588,957   3,490,828   3,490,828   3,990,828
  28     1,468,660   316,671     316,671    816,671   1,134,857   1,134,857   1,634,857   3,868,541   3,868,541   4,368,541
  29     1,542,093   303,547     303,547    803,547   1,182,186   1,182,186   1,682,186   4,287,280   4,287,280   4,787,280
  30     1,619,198   289,558     289,558    789,558   1,230,924   1,230,924   1,730,924   4,751,515   4,751,515   5,251,515

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, we may show investment performance for the investment options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL III that invest in underlying funds that were in existence before the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .75% mortality and expense risk charge. The rates of return do not reflect the front-end sales charge (which is deducted from premium payments) nor do they reflect Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See "Charges and Deductions" for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Contract Values and Death Benefits, see "Illustrations." The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through the Variable Life Policy.

                     TRAVELERS CORPORATE VARIABLE LIFE 2000
                   PERFORMANCE UPDATE AS OF DECEMBER 31, 1999

--------------------------------------------------------------------------------------------------------------
                                                       AVERAGE ANNUAL RETURNS
                        INCEPTION   ------------------------------------------------------------      SINCE
  INVESTMENT OPTION       DATE        MO      QTR      YTD      1 YR     3 YR     5 YR    10 YR     INCEPTION
--------------------------------------------------------------------------------------------------------------
 AIM Capital
   Appreciation
   Portfolio            10-Oct-95   16.59%   35.57%   41.48%   41.48%   22.14%       --       --     17.63%
--------------------------------------------------------------------------------------------------------------
 Alliance Growth
   Portfolio            20-Jun-94    9.66%   25.99%   31.12%   31.12%   28.95%   29.75%       --     27.61%
--------------------------------------------------------------------------------------------------------------
 American Odyssey
   Intermediate-Term
   Bond Fund             1-May-93    0.01%    0.23%    0.49%    0.49%    4.75%    6.15%       --      4.53%
--------------------------------------------------------------------------------------------------------------
 Capital Appreciation
   Fund (Janus)         31-Dec-85   13.64%   34.57%   52.29%   52.29%   45.08%   39.31%   23.68%     18.17%
--------------------------------------------------------------------------------------------------------------
 Delaware Investments
   REIT Series           6-May-98    4.50%   -0.25%   -3.60%   -3.60%       --       --       --     -8.00%
--------------------------------------------------------------------------------------------------------------
 Delaware Small Cap
   Value Series         23-Dec-93    1.64%    1.20%   -5.84%   -5.84%    5.35%   11.27%       --      9.60%
--------------------------------------------------------------------------------------------------------------
 Deutsche VIT EAFE
   Equity Index Fund    23-Oct-97    9.05%   17.59%   26.23%   26.23%       --       --       --     19.55%
--------------------------------------------------------------------------------------------------------------
 Deutsche VIT Small
   Cap Index Fund        7-Oct-97   11.01%   17.97%   18.90%   18.90%       --       --       --      3.90%
--------------------------------------------------------------------------------------------------------------
 Dreyfus Appreciation
   Portfolio             5-Apr-93    2.37%   10.70%   10.41%   10.41%   21.83%   24.40%       --     18.95%
--------------------------------------------------------------------------------------------------------------
 Dreyfus Small Cap
   Portfolio            30-Aug-90   10.54%   20.15%   22.05%   22.05%   10.53%   14.88%       --     34.51%
--------------------------------------------------------------------------------------------------------------
 Equity Income
   Portfolio
   (Fidelity)           30-Aug-96    4.62%    5.07%    3.90%    3.90%   14.83%       --       --     16.95%
--------------------------------------------------------------------------------------------------------------
 Fidelity VIP II Asset
   Manager Portfolio-
   Initial Class         6-Sep-89    4.10%    8.54%   10.03%   10.03%   14.45%   14.54%   12.07%     11.72%
--------------------------------------------------------------------------------------------------------------
 Fidelity VIP
   Contrafund
   Portfolio-Service
   Class 2              12-Jan-00                                 NOT AVAILABLE
--------------------------------------------------------------------------------------------------------------
 Franklin Small Cap
   Fund-Class 2          1-May-98   15.45%   39.37%   72.13%   72.13%       --       --       --     31.44%
--------------------------------------------------------------------------------------------------------------
 Janus Aspen Series
   Balanced
   Portfolio-Service
   Shares               13-Sep-93                                 NOT AVAILABLE
--------------------------------------------------------------------------------------------------------------
 Janus Aspen Series
   Global Technology
   Portfolio-Service
   Shares               15-Jan-00                                 NOT AVAILABLE
--------------------------------------------------------------------------------------------------------------
 Janus Aspen Series
   Worldwide Growth
   Portfolio-Service
   Shares               13-Sep-93                                 NOT AVAILABLE
--------------------------------------------------------------------------------------------------------------
 Large Cap Portfolio
   (Fidelity)           30-Aug-96    8.85%   20.51%   28.19%   28.19%       --       --       --     29.72%
--------------------------------------------------------------------------------------------------------------
 Lazard International
   Stock Portfolio       1-Aug-96    6.89%   10.27%   20.61%   20.61%   13.06%       --       --     13.76%
--------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth
   Portfolio            30-Aug-96   27.67%   54.37%   75.44%   75.44%   41.02%       --       --     38.50%
--------------------------------------------------------------------------------------------------------------
 MFS Mid Cap Growth
   Portfolio            23-Mar-98   17.94%   41.94%   62.79%   62.79%       --       --       --     31.45%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                       AVERAGE ANNUAL RETURNS
                        INCEPTION   ------------------------------------------------------------      SINCE
  INVESTMENT OPTION       DATE        MO      QTR      YTD      1 YR     3 YR     5 YR    10 YR     INCEPTION
--------------------------------------------------------------------------------------------------------------
 MFS Research
   Portfolio            23-Mar-98    9.48%   21.45%   22.58%   22.58%       --       --       --     15.28%
--------------------------------------------------------------------------------------------------------------
 MFS Total Return
   Portfolio            20-Jun-94    0.54%    2.34%    1.62%    1.62%   10.52%   13.79%       --     11.96%
--------------------------------------------------------------------------------------------------------------
 Salomon Brothers
   Variable Capital
   Fund                 17-Feb-98    4.78%   13.10%   20.99%   20.99%       --       --       --     20.54%
--------------------------------------------------------------------------------------------------------------
 Salomon Brothers
   Variable Investors
   Fund                 17-Feb-98    2.01%    7.01%   10.60%   10.60%       --       --       --     10.88%
--------------------------------------------------------------------------------------------------------------
 Salomon Brothers
   Variable Strategic
   Bond Fund            17-Feb-98    0.79%    1.42%   -0.62%   -0.62%       --       --       --      2.43%
--------------------------------------------------------------------------------------------------------------
 Salomon Brothers
   Variable Total
   Return Fund          17-Feb-98   -1.20%    0.73%   -0.22%   -0.22%       --       --       --      2.48%
--------------------------------------------------------------------------------------------------------------
 Smith Barney
   Diversified
   Strategic Income
   Portfolio            16-Oct-91    0.01%    0.91%    0.71%    0.71%    4.36%    7.57%       --      5.64%
--------------------------------------------------------------------------------------------------------------
 Smith Barney Equity
   Index Portfolio      30-Nov-91    5.82%   14.49%   19.49%   19.49%   26.12%   27.29%       --     19.96%
--------------------------------------------------------------------------------------------------------------
 Smith Barney
   International
   Equity Portfolio     20-Jun-94   18.37%   47.12%   66.34%   66.34%   21.29%   18.06%       --     15.23%
--------------------------------------------------------------------------------------------------------------
 Smith Barney Large
   Cap Growth
   Portfolio             6-May-98    5.06%   23.37%   29.70%   29.70%       --       --       --     33.21%
--------------------------------------------------------------------------------------------------------------
 Social Awareness
   Stock Portfolio
   (Smith Barney)        1-May-92    6.08%   11.68%   14.75%   14.75%   23.79%   24.41%       --     16.97%
--------------------------------------------------------------------------------------------------------------
 Strategic Stock
   Portfolio             6-May-98   -0.68%   -0.85%    3.94%    3.94%       --       --       --     -1.62%
--------------------------------------------------------------------------------------------------------------
 Strong Schafer Value
   Fund II              10-Oct-97    0.65%    6.71%   -3.83%   -3.83%       --       --       --     -1.84%
--------------------------------------------------------------------------------------------------------------
 Travelers Convertible
   Bond Portfolio        1-May-98    5.80%    9.30%   17.60%   17.60%       --       --       --     10.36%
--------------------------------------------------------------------------------------------------------------
 Travelers Disciplined
   Mid Cap Stock
   Portfolio             1-Apr-97    6.32%   18.71%   12.40%   12.40%       --       --       --     22.31%
--------------------------------------------------------------------------------------------------------------
 Travelers Disciplined
   Small Cap Stock
   Portfolio             1-May-98    9.57%   15.44%   19.32%   19.32%       --       --       --      3.21%
--------------------------------------------------------------------------------------------------------------
 Travelers High Yield
   Bond Trust           10-Jun-83    0.77%    1.14%    3.40%    3.40%    8.00%   10.63%    8.75%      7.76%
--------------------------------------------------------------------------------------------------------------
 Travelers Money
   Market Portfolio     31-Dec-87    0.40%    1.13%    3.95%    3.95%    4.00%    3.67%    3.61%      4.06%
--------------------------------------------------------------------------------------------------------------
 Travelers U.S.
   Government
   Securities
   Portfolio            24-Jan-92   -0.96%   -0.87%   -5.12%   -5.12%    4.93%    7.44%       --      5.67%
--------------------------------------------------------------------------------------------------------------
 Van Kampen Enterprise
   Portfolio            21-Jun-94   11.22%   23.57%   24.64%   24.64%   25.24%   25.70%       --     23.83%
--------------------------------------------------------------------------------------------------------------
 Warburg Pincus
   Emerging Markets
   Portfolio            31-Dec-97   15.44%   37.90%   79.95%   79.95%       --       --       --     22.21%
--------------------------------------------------------------------------------------------------------------

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

                                   APPENDIX B
                           TARGET PREMIUM PER $1,000
                                OF STATED AMOUNT
                            ALL UNDERWRITING CLASSES
                             STANDARD AND PREFERRED
                             SMOKER AND NON-SMOKER
--------------------------------------------------------------------------------

  AGE        MALE      FEMALE     UNISEX
  ---        ----      ------     ------
   20       25.49885   21.35312   24.67777
   21       26.25533   22.05852   25.42278
   22       27.04281   22.79038   26.19845
   23       27.86586   23.54970   27.00937
   24       28.72917   24.33773   27.85695
   25       29.63486   25.15422   28.74463
   26       30.58643   26.00205   29.67441
   27       31.58335   26.88113   30.64690
   28       32.62452   27.79141   31.66258
   29       33.71079   28.73438   32.72066
   30       34.84316   29.71150   33.82174
   31       36.02088   30.72326   34.96677
   32       37.24380   31.77143   36.15529
   33       38.51130   32.85823   37.38654
   34       39.82501   33.98300   38.66183
   35       41.18470   35.14808   39.98270
   36       42.59063   36.35310   41.34755
   37       44.04142   37.59596   42.75638
   38       45.53736   38.87592   44.20922
   39       47.07884   40.19069   45.70492
   40       48.66485   41.53957   47.24193
   41       50.29448   42.92135   48.82045
   42       51.96862   44.33684   50.44101
   43       53.68801   45.78699   52.10416
   44       55.45241   47.27608   53.81251
   45       57.26368   48.80417   55.56579
   46       59.12431   50.37449   57.36606
   47       61.03580   51.99103   59.21574
   48       63.00258   53.65371   61.11856
   49       65.02827   55.36365   63.07747
   50       67.11449   57.12257   65.09434

  AGE        MALE      FEMALE     UNISEX
  ---        ----      ------     ------
   51       69.26320   58.93024   67.16829
   52       71.47047   60.78640   69.29887
   53       73.73607   62.68726   71.48414
   54       76.05516   64.63067   73.71929
   55       78.42689   66.61974   76.00345
   56       80.85354   68.65902   78.34017
   57       83.34160   70.75893   80.73560
   58       85.90006   72.93427   83.20014
   59       88.53960   75.19989   85.74576
   60       91.26869   77.56483   88.37912
   61       94.09169   80.03119   91.10324
   62       97.00755   82.59477   93.91915
   63      100.01297   85.23864   96.81869
   64      103.10493   87.94870   99.79450
   65      106.28342   90.71791  102.84656
   66      109.56101   93.55528  105.98510
   67      112.96034   96.48236  109.23156
   68      116.51614   99.53950  112.62104
   69      120.26554  102.77254  116.19089
   70      124.23658  106.21512  119.96965
   71      128.44465  109.89099  123.97439
   72      132.88796  113.80393  128.20151
   73      137.54435  117.93734  132.63054
   74      142.38323  122.27404  137.23573
   75      147.39278  126.80803  142.00609
   76      152.58944  131.55967  146.95678
   77      158.02373  136.57999  152.13912
   78      163.78802  141.95257  157.64536
   79      169.99253  147.77602  163.58178
   80      176.72991  154.13846  170.04077

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

                                   APPENDIX C
                      CASH VALUE ACCUMULATION TEST FACTORS
--------------------------------------------------------------------------------

ATTAINED
  AGE        MALE     FEMALE    UNISEX
--------     ----     ------    ------
   20      633.148%  729.902%  634.212%
   21      614.665%  706.514%  615.406%
   22      596.465%  683.789%  596.908%
   23      578.611%  661.708%  578.729%
   24      560.815%  640.288%  560.856%
   25      543.379%  619.481%  543.379%
   26      526.258%  599.296%  526.258%
   27      509.509%  579.740%  509.509%
   28      493.139%  560.793%  493.139%
   29      477.198%  542.436%  477.198%
   30      461.701%  524.666%  461.701%
   31      446.663%  507.462%  446.663%
   32      432.102%  490.804%  432.102%
   33      418.008%  474.701%  418.008%
   34      404.389%  459.135%  404.389%
   35      391.242%  444.108%  391.242%
   36      378.572%  429.635%  378.572%
   37      366.371%  415.712%  366.371%
   38      354.629%  402.342%  354.629%
   39      343.340%  389.510%  343.340%
   40      332.495%  377.202%  332.495%
   41      322.076%  365.390%  322.076%
   42      312.066%  354.046%  312.066%
   43      302.451%  343.130%  302.451%
   44      293.213%  332.625%  293.213%
   45      284.333%  322.505%  284.333%
   46      275.796%  312.743%  275.796%
   47      267.583%  303.331%  267.583%
   48      259.681%  294.258%  259.681%
   49      252.082%  285.511%  252.082%
   50      244.777%  277.080%  244.777%
   51      237.768%  268.956%  237.768%
   52      231.048%  261.136%  231.048%
   53      224.616%  253.611%  224.616%
   54      218.462%  246.362%  218.462%
   55      212.574%  239.368%  212.574%
   56      206.935%  232.606%  206.935%
   57      201.529%  226.050%  201.529%
   58      196.343%  219.684%  196.343%
   59      191.366%  213.506%  191.366%

ATTAINED
  AGE        MALE     FEMALE    UNISEX
--------     ----     ------    ------
   60      186.595%  207.521%  186.595%
   61      182.029%  201.744%  182.029%
   62      177.668%  196.192%  177.668%
   63      173.510%  190.877%  173.510%
   64      169.549%  185.796%  169.549%
   65      165.775%  180.933%  165.775%
   66      162.175%  176.268%  162.175%
   67      158.734%  171.774%  158.734%
   68      155.443%  167.434%  155.443%
   69      152.298%  163.242%  152.296%
   70      149.296%  159.205%  149.296%
   71      146.446%  155.337%  146.446%
   72      143.754%  151.657%  143.754%
   73      141.225%  148.174%  141.225%
   74      138.855%  144.893%  138.855%
   75      142.252%  142.252%  142.252%
   76      140.077%  140.077%  140.077%
   77      138.021%  138.021%  138.021%
   78      136.067%  136.067%  136.067%
   79      134.206%  134.206%  134.206%
   80      132.698%  132.698%  132.698%
   81      131.020%  131.020%  131.020%
   82      129.445%  129.445%  129.445%
   83      127.981%  127.981%  127.981%
   84      126.623%  126.623%  126.623%
   85      120.411%  120.411%  120.411%
   86      119.280%  119.280%  119.280%
   87      118.211%  118.211%  118.211%
   88      117.185%  117.185%  117.185%
   89      116.182%  116.182%  116.182%
   90      115.177%  115.177%  115.177%
   91      114.146%  114.146%  114.146%
   92      113.058%  113.058%  113.058%
   93      111.887%  111.887%  111.887%
   94      110.625%  110.625%  110.625%
   95      109.295%  109.295%  109.295%
   96      107.982%  107.982%  107.982%
   97      106.958%  106.958%  106.958%
   98      106.034%  106.034%  106.034%
   99      103.603%  103.603%  103.603%

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

                                   TRAVELERS
                            CORPORATE OWNED VARIABLE
                         UNIVERSAL LIFE INSURANCE 2000


L-20680                                                              August 2000